VIRAL GENETICS, INC. (OTCBB: VRAL) New York Society of Security Analysts 10 th Annual Biotech & Specialty Pharmaceuticals Conference December 12, 2006 Exhibit 99.1 IMMUNE-BASED THERAPIES

Safe Harbor Statement
This presentation is confidential and for informational purposes only. The contents are not to be reproduced or distributed to any party. Securities legislation in many jurisdictions prohibits such distribution of this information.
The statements contained herein are based upon information believed to be reliable but may not be complete. This presentation does not constitute an offer to sell or a solicitation to buy the securities referred to herein. Readers are cautioned to rely on their own judgment, and are advised to make reference to the Company’s quarterly, annual and periodic filings with the
Securities and Exchange Commission.
This presentation contains forward-looking statements.  Investors are cautioned that all forward-looking statements involve risks and uncertainty.
Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.
NOTE ON SOURCES:
All information pertaining to clinical trial results contained herein is derived from the Company’s filings with the SEC, internal clinical trial reports, third party technical reports, and patient files. All epidemiological data has been drawn from the UNAIDS 2004 Annual Report on AIDS (www.unaids.org).
IMMUNE-BASED THERAPIES

About Viral Genetics
•
Discovery and development focus
•
Corporate:
–
Incorporated 1995
–
Publicly traded since 2001
–
$10 million market cap
–
$35 million paid-in capital
–
110 million total shares outstanding
•
Extensive clinical data on lead candidate (168 subjects)
•
Late-stage development ex-USA
•
US FDA pre-IND filed July 2005 – progressing to IND
•
Patented proprietary technology
•
Management team supported by Harvard and North Carolina
State University experts.
IMMUNE-BASED THERAPIES

Key Directors and Management
Haig Keledjian, JD,  Chairman, CEO and President
Harry Zhabilov,
MChem, Director and EVP, R&D
Arthur J.
Ammann,
MD, Director (independent)
- President of Global Strategies for HIV Prevention, UCSF
- 15+ yrs at Genentech developing immune-based therapies
Elizabeth Hoffman, PhD
- Director (independent)
- President Emeritus, University of Colorado; former director Target Corp.
Hampar
Karageozian,
MS, BS, MBA, Director
- Former SVP of R&D for Allergan and Ista
Michael Capizzano,
Vice President, Corporate & Business Development,
Finance
Monica
Ord,
SVP Corporate Development and Communications
Andre
Bagdasarian,
PhD, VP Quality Control & Assurance
- 20+ years QA and QC, Alpha Therapeutics
IMMUNE-BASED THERAPIES

Scientific and Medical Advisory Board
Scientific Advisory Board
Eric Rosenberg MD, Chairman Harvard Medical School
Todd M. Allen, PhD Harvard Medical School
Marcus Altfeld, MD, PhD Harvard Medical School
Dan H. Barouch, MD, PhD Harvard Medical School
Marie Davidian, PhD North Carolina State Univ.
IMMUNE-BASED THERAPIES

Investment Considerations
•
TNP: uniquely effective product targeted at existing market with unmet medical need
–
activity confirmed, apparently safe, significant risk removed
–
multiple potential indications, pipeline of research
•
Strong advisory board: Harvard, NCSU
•
Commencing US development
•
Late-stage development ex-USA
•
Moving towards optimization studies and broadening therapeutic applications
•
Significant recent developments: identity and mechanism
IMMUNE-BASED THERAPIES

Key Milestones
2006   Identified active components and progressed towards mechanism
Announces results of TNP001 (South Africa)
Enhances SAB: Harvard immunologists & NCSU statistician
2005   Dr. Arthur Amman joins the BOD
Files pre-IND for VGV-1 with FDA (USA)
2004 Forms Scientific Advisory Board
VGV-1 “TNP001” study (South Africa)
2003   VGV-1 pilot study (China)
2001   Private to public
1999   VGV-1 pilot study (Mexico)
1997   VGV-1 pilot study (Bulgaria)
1996   VGV-1 pilot study (Mexico)
1995  Company founded
VGV-1 pilot study (Bulgaria)
1992   Thymus Nuclear Protein – cancer & HIV/AIDS detection
IMMUNE-BASED THERAPIES

HIV & AIDS
•
37.8 million HIV cases worldwide, growing 5-10% per annum
•
Current treatment approach: antiretrovirals
IMMUNE-BASED THERAPIES
Global HIV Infections
1.4 MILLION
Source: UNAIDS 2004
GLOBAL TOTAL OVER 37 MILLION
1.6 MILLION
580,000
6.5 MILLION
1.3 MILLION
480,000
32,000
900,000
25 MILLION

9 Challenges with HIV Management • Treatment Options: – ARVs • Safety • Compliance • Quality of Life • Resistance • Cost – In development • Challenges = Unmet Needs IMMUNE-BASED THERAPIES

Technology
•
“Thymus Nuclear Protein” or “TNP”
–
Purified extract of mammalian thymus gland
–
Thymus:
•
Key organ that T cells migrate through
•
Involved in maturation of T lymphocytes
•
May contain immune stimulating proteins or molecular
signals
–
Two sequenced peptides
–
Bind gp41, gp120 and CD4
•
Lead candidate: VGV-1 – TNP suspended in adjuvant for
treatment of HIV/AIDS
IMMUNE-BASED THERAPIES

VGV-1 Attributes
•
Currently dosed via intramuscular injections 2x/week for 8 weeks
•
Six safety and efficacy studies (> 150 patients)
•
Studied in several patient groups:
–
on and off antiviral drugs, multi-drug resistance, treatment-naïve
•
Studies suggest antiviral effects months after last treatment (up to
5 –7 months post-treatment)
•
Apparently safe and well-tolerated
•
Mechanism of action being studied
–
Likely involves immune mechanisms
–
Lag time to viral load reduction and sustained reduction
–
Two peptides
IMMUNE-BASED THERAPIES

VGV-1 vs. Existing Treatments
•
VGV-1 compared with ARVs may have:
–
minimal side-effects
–
likely immunological effect
–
minimal compliance issues
–
projected to be cost-effective
IMMUNE-BASED THERAPIES

VGV-1 Human Clinical Experience
IMMUNE-BASED THERAPIES
Exploratory: safety, efficacy 4 Sofia, Bulgaria 1995
Placebo-controlled, GCP, Phase III 138 South Africa 2005
Treatment-naïve patients
34 Beijing, China 2003
Salvage patients 10 Monterrey, Mexico 1999
Larger exploratory study 30 Sofia, Bulgaria 1997
Exploratory: safety, efficacy 15 Tijuana, Mexico 1996
Comment # Subjects Location Date

TNP001 Study
•
“A Phase 3 prospective, masked, randomized, placebo controlled multi-centre study to assess the safety and efficacy of Thymus
Nuclear Protein injections for treatment of stage CDC – 2 HIV – 1 infected subjects”
•
Population: ITT (138) and PP (114)
•
240 days
•
ENDPOINTS
–
PRIMARY
•
PCR viral load
–
SECONDARY
•
PBMC viral load
•
Body mass
•
QOL
–
TERTIARY
•
Immune markers
IMMUNE-BASED THERAPIES

15 TNP001 Study: % Responders by Visit P=0.012 P=0.41 % Visit IMMUNE-BASED THERAPIES 12.5 12.28 7.4 10.34 14.09 6.94 22.06 15.28 0 5 10 15 20 25 D90 D120 D150 D240 Placebo TNP

TNP001 Study: Baseline CD4 and %
Responders at D150 and D240
p=0.019
p=0.0479
IMMUNE-BASED THERAPIES
9.52%
14.29%
5.26%
7.89%
35.71%
25.00%
13.33%
8.89%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
35.00%
40.00%
D150 D240
Placebo<300 Placebo>300 TNP<300 TNP>300

Ch_RNA
At D240
Ch_RNA
At D240
TNP001 Study: Correlation 1
P-24 induced CD3+ CD8+ y-IFN
R=0.7655 (p=0.0014)
IMMUNE-BASED THERAPIES
% Change p-24 induced CD3+ CD8+
gamma interferon
-1.5
-1
-0.5
0
0.5
1
1.5
2
-30 -20 -10 0 10 20 30

-1.5
-1
-0.5
0
0.5
1
1.5
2
-60 -40 -20 0 20 40
Ch_RNA
At D240
Ch_RNA
At D240
TNP001 Study: Correlations 2
P-24 induced CD3+ CD4+ y-IFN
R=0.6346 (p=0.0148)
IMMUNE-BASED THERAPIES
% Change p-24 induced CD3+ CD4+
gamma interferon

19 IMMUNE-BASED THERAPIES TNP001 Study: Absolute Change in PBMC HIV Pro-viral Load (copies/10 6 cells) over time 0 100 200 300 400 500 600 700 800 900 1000 d23 d51 d90 d150 d240 Visit TNP Placebo

TNP001 Conclusions
•
Viral Load
–
Antiviral effect at d150
–
Stronger effect in immune-compromised (d150 &d240)
•
Immune markers
–
Improvement in functionality, cytokine response
–
Increase in both memory and naïve status of cells
–
Increase in virus specific subset
–
Decrease in PBMC Pro-viral loads
•
Safety
–
No significant adverse events related to study drug
–
Apparently well-tolerated with no safety concerns
•
Next Steps
–
Optimize dose
–
Confirm efficacy in sicker patients
IMMUNE-BASED THERAPIES

21 Recap Safety, activity, ID Optimize, validate, fine-tune Confirm, improve IMMUNE-BASED THERAPIES

Recent Discoveries
IMMUNE-BASED THERAPIES
•
Characterization studies
•
Identified two active substances
–
Small peptides
–
Naturally-occurring
•
Literature
•
Critical:
–
Concentration
–
Mechanism
Dose optimization

Sample Research
•
HIV marker / Anti-HIV
–
Journal of Acquired Immune Deficiency Syndrome
–
Centre de Recherche en Biologie Cellulaire Humaine
•
Cancer marker
–
Bulletin of Experimental Biology and Medicine
–
University of Turku, School of Biomedical Sciences (TuBS)
•
Anti-cancer
–
Department of Pathology, University of Turku
–
Clinical Cancer Research
•
Antiviral
–
Oral Infection and Immunity Branch, NIH
–
Journal of Biological Chemistry
–
Antimicrobial Agents and Chemotherapy
–
Journal of Virology
IMMUNE-BASED THERAPIES

Current and Planned VGV-1 Activities
•
Confirm characterization and mechanism
•
Dose-response, toxicology studies
•
Update pre-IND to IND
–
likely dose-ranging Phase 1/2  followed by Phase 3 with
optimized dose
•
South Africa NDA submission pending supplemental studies
–
Patient populations: compassionate use, sicker (CD4), wide
•
2007 Goals:
–
Mechanism
–
Other indications
–
Begin enrollment U.S. clinical trial
–
Regulatory determination in South Africa
IMMUNE-BASED THERAPIES

25 Viral Genetics, Inc. (OTCBB: VRAL) For further information: Company: Michael Capizzano (626) 334-5310, ext 25 IMMUNE-BASED THERAPIES